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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 25, 2006

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                           BLUE RIVER BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Indiana                        0-24501                       35-2016637
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                            29 East Washington Street
                           Shelbyville, Indiana 46176
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 398-9721
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 25, 2006, the Board of Directors of Blue River Bancshares, Inc. approved the purchase of an automobile by Shelby County Bank, a wholly-owned subsidiary of Blue River Bancshares, Inc., for use by its President and Chief Executive Officer, Randy J. Collier, the Executive Vice President of Blue River Bancshares, Inc. The Board of Directors determined that reduction in business mileage reimbursements to Mr. Collier justified the purchase.


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 28, 2006, Blue River Bancshares, Inc. issued a press release with respect to earnings for the quarter ended June 30, 2006. The full text of the press release is set forth in Exhibit 99.1 hereto.

         The information in this report, including the exhibit attached hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 7.01. REGULATION FD DISCLOSURE.

         On July 25, 2006, the Board of Directors of Blue River Bancshares, Inc. declared a quarterly cash dividend. For additional information, referenced is made to the press release set forth in Exhibit 99.1 hereto.

         The information in this report, including the exhibit attached hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (c)   Not applicable.

         (d)          Exhibits.

         99.1  Press Release by Blue River Bancshares, Inc., dated July 28,
               2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 28, 2006

                                                 BLUE RIVER BANCSHARES, INC.

                                                 By: /s/ Patrice M. Lima
                                                    ----------------------------
                                                 Patrice M. Lima
                                                 Vice President and Controller



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                                  EXHIBIT INDEX

Exhibit
Number        Description
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99.1          Press Release of Blue River Bancshares, Inc., dated July 28, 2006



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